UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811- 05276

 Value Line Strategic Asset Management Trust
(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Item I.  Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 12/31/11 is included with this Form.

¢	Value Line Strategic Asset Management Trust	Annual Report To Contractowners

Stephen E. Grant,
Portfolio Manager
(right)
Jeffrey D. Geffen,
Director of Fixed
Income(left)

Objective:
High total investment return consistent with reasonable risk

Inception Date:
October 1, 1987

Net Assets at December 31, 2011:
$319,894,365

Portfolio Composition at December 31, 2011:
(Percentage of Total Net Assets)

Equity 79.5%

Fixed Income 19.5%

Cash & Other Assets - Net 1.0%

An Update from Fund Management (Unaudited)

We are pleased to report that the Value Line Strategic Asset Management Trust (the “Trust”) earned a total return of 3.68% for the year ending December 31, 2011. That compared with a total return of 2.11% for the Standard & Poor’s 500 Stock Index and a total return of 8.74% for the Barclays Capital U.S. Government/Credit Bond Index.

Lipper Inc., an independent mutual fund advisory service reports that the Trust has widely outperformed its peer group for the one, three, five and ten year periods ending December 31, 2011. For one year, the Trust beat 93% of its peers; for three years, 87%; for five years, 98%; and for ten years, 91%. Morningstar, another independent mutual fund advisory service, gives the Trust an Overall rating of Four Stars, based upon a Return rating of Above Average and a Risk rating of Low.

In allocating assets, we are guided by Value Line’s proprietary stock market model, incorporating various economic and financial variables. The Trust began 2011 with about 70% of assets invested in stocks and finished the year with a stock allocation of just under 80%, as we redeployed cash to take advantage of short-term sell-offs in the stock market. Meanwhile, the allocation to bonds remained near 20% of the portfolio during the year.

In selecting stocks, we rely on the Value Line Timeliness Ranking and Performance Ranking Systems. These proprietary systems favor companies with strong relative earnings momentum and strong relative stock price momentum. The stock portion of the portfolio is well diversified, with approximately 200 holdings representing all economic sectors and company sizes. In 2011, the Trust avoided the losing stocks in the banking industry, and also benefited from superior stock selection in the materials sector.

As for the bond portion of the portfolio, we always invest in high-quality issues. Holdings are currently diversified across the investment-grade spectrum, in U.S. government, mortgage-backed and corporate issues. On the maturity spectrum, the Trust is currently emphasizing the intermediate term, representing moderate interest-rate risk that is about equal to that of the Trust’s benchmark index.

It’s noteworthy that the Trust’s average annual total return of 9.36% since inception in 1987 has been achieved while holding a significant portion of assets in bonds and cash, which has limited the risk exposure of our shareholders. Stephen E. Grant has been lead portfolio manager of the Trust since 1991, while industry veteran Jeffrey D. Geffen has overseen the Trust’s bond portfolio since 2001. Thank you for investing with us.

Top Ten Holdings (As of 12/31/2011) (Unaudited)
Percentage of
Company	Total Net Assets
Government National Mortgage Association, 5.50%, 8/20/37	1.91%
SLM Corp. MTN, 5.01%, 4/1/14	1.75%
Alexion Pharmaceuticals, Inc.	1.52%
FMC Technologies, Inc.	1.40%
U.S. Treasury Bonds, 6.13%, 11/15/27	1.39%
AMETEK, Inc.	1.37%
Ecolab, Inc.	1.17%
Praxair, Inc.	1.07%
Henry Schein, Inc.	1.05%
IDEXX Laboratories, Inc.	1.03%

About information in this report:

•	It is important to consider the Trust’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.
•
The S&P 500 Index is an unmanaged index of 500 primarily large cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The Barclays Capital U.S. Government/Credit Bond Index is an unmanaged index that is generally considered to be representative of U.S. government and corporate bond market activity. Index returns are provided for comparative purposes. Please note that the indices are not available for direct investment and their returns do not reflect the fees and expenses that have been deducted from the Trust.

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST	1

¢	Value Line Strategic Asset Management Trust	Annual Report To Contractowners

Equity Sector Weightings vs. Index (As of 12/31/2011) (Unaudited)

Average Annual Total Returns (For periods ended 12/31/2011) (Unaudited)
	1	3	5	10	Since Inception
	Yr	Yrs	Yrs	Yrs	10/01/1987
Value Line Strategic Asset Management Trust	3.68%	13.11%	3.33%	4.62%	9.36%
S&P 500 Index	2.11%	14.11%	(0.25)%	2.92%	9.29%
Barclays Capital U.S. Government/Credit Bond Index	8.74%	6.61%	6.55%	5.86%	7.38%

All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Trust expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Trust will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contract owner may pay on distributions or redemption of units.

Growth of a Hypothetical $10,000 Investment (Unaudited)

To give you a comparison, the chart below shows the performance of a hypothetical $10,000 investment made 10 years ago in the Value Line Strategic Asset Management Trust to that of the S&P 500 Index and Barclays Capital U.S. Government/Credit Bond Index (the “Indices”). The returns of the Indices do not include the fees and expenses of the Trust, but do include the reinvestment of dividends.

2	VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

¢	Value Line Strategic Asset Management Trust	Annual Report To Contractowners

Trust Expenses (Unaudited)

By investing in the Trust, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Trust expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested on July 1, 2011 and held for six months ended December 31, 2011.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Trust and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During	Annualized
	July 1, 2011	December 31, 2011	Period*	Expense Ratio
Actual	$1,000	$959.85	$4.47	0.90%
Hypothetical (5% return before expenses)	$1,000	$1,020.64	$4.61	0.90%

*
Expenses are equal to the Trust’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Trust’s most recent fiscal half-year). This expense ratio may differ from the expense ratio shown in the financial highlights.

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST	3

¢	Value Line Strategic Asset Management Trust

Schedule of Investments

December 31, 2011
Shares		Value

Common Stocks — 79.5%

Consumer Discretionary — 13.1%
10,000	AutoZone, Inc. *	$3,249,700
14,000	Bed Bath & Beyond, Inc. *	811,580
24,000	BorgWarner, Inc. *	1,529,760
35,000	Brinker International, Inc.	936,600
36,000	Buckle, Inc. (The)	1,471,320
5,000	Chipotle Mexican Grill, Inc. *	1,688,700
13,000	Coach, Inc.	793,520
13,000	Coinstar, Inc. *	593,320
29,000	Crocs, Inc. *	428,330
18,000	Darden Restaurants, Inc.	820,440
15,000	DIRECTV Class A *	641,400
27,000	Domino’s Pizza, Inc. *	916,650
14,000	DSW, Inc. Class A	618,940
13,000	Fossil, Inc. *	1,031,680
17,000	Genuine Parts Co.	1,040,400
34,000	Guess?, Inc.	1,013,880
81,000	Johnson Controls, Inc.	2,532,060
15,800	Life Time Fitness, Inc. *	738,650
83,000	LKQ Corp. *	2,496,640
12,000	Lululemon Athletica, Inc. *	559,920
10,000	McDonald’s Corp.	1,003,300
10,000	NIKE, Inc. Class B	963,700
28,000	O’Reilly Automotive, Inc. *	2,238,600
7,000	Penn National Gaming, Inc. *	266,490
2,000	Priceline.com, Inc. *	935,420
28,000	PVH Corp.	1,973,720
3,000	Ralph Lauren Corp.	414,240
6,000	Signet Jewelers Ltd.	263,760
16,000	Starbucks Corp.	736,160
44,000	TJX Companies, Inc. (The)	2,840,200
10,000	Under Armour, Inc. Class A *	717,900
29,000	Warnaco Group, Inc. (The) *	1,451,160
4,000	Williams-Sonoma, Inc.	154,000
30,000	Wolverine World Wide, Inc.	1,069,200
5,000	Wynn Resorts Ltd.	552,450
42,000	Yum! Brands, Inc.	2,478,420
		41,972,210

Consumer Staples — 5.4%
16,900	British American Tobacco PLC ADR	1,603,472
12,000	Bunge Ltd.	686,400
50,000	Church & Dwight Co., Inc.	2,288,000
10,000	Costco Wholesale Corp.	833,200
13,000	Energizer Holdings, Inc. *	1,007,240
84,000	Flowers Foods, Inc.	1,594,320
20,000	General Mills, Inc.	808,200
35,500	Green Mountain Coffee Roasters, Inc. *	1,592,175
12,000	Herbalife Ltd.	620,040
60,000	Hormel Foods Corp.	1,757,400
10,000	Mead Johnson Nutrition Co.	687,300
10,000	PepsiCo, Inc.	663,500
10,000	Ruddick Corp.	426,400
16,000	TreeHouse Foods, Inc. *	1,046,080
23,000	Whole Foods Market, Inc.	1,600,340
		17,214,067

Shares		Value

Energy — 4.0%
5,000	Cabot Oil & Gas Corp.	$379,500
11,000	Concho Resources, Inc. *	1,031,250
5,000	Devon Energy Corp.	310,000
54,000	EQT Corp.	2,958,660
86,000	FMC Technologies, Inc. *	4,491,780
24,000	McDermott International, Inc. *	276,240
11,000	Oil States International, Inc. *	840,070
12,000	Rosetta Resources, Inc. *	522,000
10,000	SM Energy Co.	731,000
32,000	World Fuel Services Corp.	1,343,360
		12,883,860

Financials — 4.8%
8,000	Affiliated Managers Group, Inc. *	767,600
37,000	AFLAC, Inc.	1,600,620
15,000	Ameriprise Financial, Inc.	744,600
12,000	Arch Capital Group Ltd.	446,760
14,000	Bank of Montreal	767,340
12,500	BlackRock, Inc.	2,228,000
36,000	Eaton Vance Corp.	851,040
20,000	HCP, Inc.	828,600
9,000	M&T Bank Corp.	687,060
10,000	ProAssurance Corp.	798,200
28,800	Royal Bank of Canada	1,467,648
15,000	Stifel Financial Corp. *	480,750
26,000	T. Rowe Price Group, Inc.	1,480,700
11,284	Toronto-Dominion Bank (The)	844,156
46,000	Wells Fargo & Co.	1,267,760
		15,260,834

Health Care — 11.5%
68,000	Alexion Pharmaceuticals, Inc. *	4,862,000
17,400	Allergan, Inc.	1,526,676
24,000	Cerner Corp. *	1,470,000
50,000	DENTSPLY International, Inc.	1,749,500
12,000	Edwards Lifesciences Corp. *	848,400
16,000	Endo Pharmaceuticals Holdings, Inc. *	552,480
62,000	Express Scripts, Inc. *	2,770,780
1,400	Fresenius Medical Care AG & Co. KGaA ADR	95,172
52,000	Henry Schein, Inc. *	3,350,360
43,000	IDEXX Laboratories, Inc. *	3,309,280
35,000	Illumina, Inc. *	1,066,800
6,000	Intuitive Surgical, Inc. *	2,778,060
4,000	Mednax, Inc. *	288,040
21,000	Mettler-Toledo International, Inc. *	3,101,910
10,000	Novo Nordisk A/S ADR	1,152,600
35,250	Owens & Minor, Inc.	979,598
10,000	Pharmasset, Inc. *	1,282,000
16,000	SXC Health Solutions Corp. *	903,680
6,500	Techne Corp.	443,690
28,000	Teva Pharmaceutical Industries Ltd. ADR	1,130,080
32,000	Thermo Fisher Scientific, Inc. *	1,439,040
15,000	UnitedHealth Group, Inc.	760,200
4,000	Universal Health Services, Inc. Class B	155,440
10,000	WellPoint, Inc.	662,500
2,000	West Pharmaceutical Services, Inc.	75,900
		36,754,186

4	See Notes to Financial Statements.

¢	Value Line Strategic Asset Management Trust

Schedule of Investments (Continued)

December 31, 2011
Shares		Value
Industrials — 19.5%
17,000	Actuant Corp. Class A	$385,730
13,000	Acuity Brands, Inc.	689,000
104,250	AMETEK, Inc.	4,388,925
12,000	Babcock & Wilcox Co. *	289,680
21,000	BE Aerospace, Inc. *	812,910
28,000	C.H. Robinson Worldwide, Inc.	1,953,840
32,000	Canadian National Railway Co.	2,513,920
21,000	Chicago Bridge & Iron Co. N.V.	793,800
34,000	CLARCOR, Inc.	1,699,660
13,000	Clean Harbors, Inc. *	828,490
39,200	Danaher Corp.	1,843,968
23,000	Donaldson Co., Inc.	1,565,840
25,000	Eaton Corp.	1,088,250
29,000	EnerSys *	753,130
23,000	Esterline Technologies Corp. *	1,287,310
57,000	Exelis, Inc.	515,850
10,000	FedEx Corp.	835,100
16,000	Flowserve Corp.	1,589,120
22,000	General Dynamics Corp.	1,461,020
42,000	IDEX Corp.	1,558,620
19,000	IHS, Inc. Class A *	1,637,040
14,000	Iron Mountain, Inc.	431,200
28,500	ITT Corp.	550,905
16,200	J.B. Hunt Transport Services, Inc.	730,134
40,000	Kansas City Southern *	2,720,400
18,000	Kirby Corp. *	1,185,120
21,000	L-3 Communications Holdings, Inc.	1,400,280
17,000	Lennox International, Inc.	573,750
25,000	Polypore International, Inc. *	1,099,750
5,000	Precision Castparts Corp.	823,950
63,500	Republic Services, Inc.	1,749,425
18,000	Rockwell Collins, Inc.	996,660
29,000	Roper Industries, Inc.	2,519,230
36,000	Stericycle, Inc. *	2,805,120
8,000	Teledyne Technologies, Inc. *	438,800
17,000	Toro Co. (The)	1,031,220
19,000	TransDigm Group, Inc. *	1,817,920
12,000	Union Pacific Corp.	1,271,280
36,000	United Technologies Corp.	2,631,240
10,000	URS Corp. *	351,200
13,600	Valmont Industries, Inc.	1,234,744
13,000	W.W. Grainger, Inc.	2,433,470
76,500	Waste Connections, Inc.	2,535,210
24,000	Woodward Inc.	982,320
57,000	Xylem, Inc.	1,464,330
		62,268,861

Information Technology — 9.0%
17,000	Accenture PLC Class A	904,910
13,000	Acme Packet, Inc. *	401,830
60,000	Activision Blizzard, Inc.	739,200
7,000	Alliance Data Systems Corp. *	726,880
48,000	Amphenol Corp. Class A	2,178,720
12,000	Anixter International, Inc. *	715,680
19,000	ANSYS, Inc. *	1,088,320
4,000	Apple, Inc. *	1,620,000
53,000	Aruba Networks, Inc. *	981,560
20,000	Avago Technologies Ltd.	577,200
7,000	Baidu, Inc. ADR *	815,290
14,000	Cavium, Inc. *	398,020
23,000	Check Point Software Technologies Ltd. *	1,208,420

Shares		Value
Information Technology — 9.0% (Continued)
37,000	Cognizant Technology Solutions Corp. Class A *	$2,379,470
8,000	CommVault Systems, Inc. *	341,760
1,800	Concur Technologies, Inc. *	91,422
18,800	Equinix, Inc. *	1,906,320
21,000	FactSet Research Systems, Inc.	1,832,880
1,800	Google, Inc. Class A *	1,162,620
32,000	Informatica Corp. *	1,181,760
3,400	j2 Global, Inc.	95,676
6,000	Rackspace Hosting, Inc. *	258,060
18,400	Salesforce.com, Inc. *	1,866,864
20,000	Solera Holdings, Inc.	890,800
22,000	Teradata Corp. *	1,067,220
32,000	TIBCO Software, Inc. *	765,120
13,000	VeriFone Systems, Inc. *	461,760
15,000	VMware, Inc. Class A *	1,247,850
14,300	Wright Express Corp. *	776,204
		28,681,816

Materials — 8.5%
17,000	Air Products & Chemicals, Inc.	1,448,230
15,000	Airgas, Inc.	1,171,200
32,200	Albemarle Corp.	1,658,622
30,000	AptarGroup, Inc.	1,565,100
28,000	Ball Corp.	999,880
27,500	Celanese Corp. Series A	1,217,425
5,000	CF Industries Holdings, Inc.	724,900
29,000	Crown Holdings, Inc. *	973,820
12,000	Cytec Industries, Inc.	535,800
65,000	Ecolab, Inc.	3,757,650
22,000	FMC Corp.	1,892,880
19,000	Greif, Inc. Class A	865,450
6,000	NewMarket Corp.	1,188,660
32,000	Praxair, Inc.	3,420,800
20,000	Rockwood Holdings, Inc. *	787,400
19,000	Scotts Miracle-Gro Co. (The) Class A	887,110
48,400	Sigma-Aldrich Corp.	3,023,064
24,000	Valspar Corp. (The)	935,280
		27,053,271

Telecommunication Services — 2.0%
46,000	American Tower Corp. Class A	2,760,460
42,000	Crown Castle International Corp. *	1,881,600
44,000	SBA Communications Corp. Class A *	1,890,240
		6,532,300

Utilities — 1.7%
20,600	ITC Holdings Corp.	1,563,128
14,000	NSTAR	657,440
10,000	Oneok, Inc.	866,900
7,000	Questar Corp.	139,020
21,000	South Jersey Industries, Inc.	1,193,010
34,000	Wisconsin Energy Corp.	1,188,640
		5,608,138
	Total Common Stocks
	(Cost $156,799,252)	254,229,543

See Notes to Financial Statements.	5

¢	Value Line Strategic Asset Management Trust

Schedule of Investments (Continued)

December 31, 2011
Principal Amount		Value

U.S. Government Agency Obligations — 7.4%

$249,433	Federal Home Loan Mortgage Corp.,
	4.00%, 12/15/13	$250,258
145,825	Federal Home Loan Mortgage Corp.,
	5.00%, 1/1/21	157,368
32,602	Federal Home Loan Mortgage Corp.,
	5.00%, 10/1/21	35,091
41,792	Federal Home Loan Mortgage Corp.,
	5.00%, 10/1/21	44,982
138,582	Federal Home Loan Mortgage Corp.,
	5.00%, 11/1/21	149,161
93,926	Federal Home Loan Mortgage Corp.,
	5.50%, 4/15/22	95,447
1,372,114	Federal Home Loan Mortgage Corp.,
	4.50%, 6/15/23	1,401,285
753,980	Federal Home Loan Mortgage Corp.,
	5.50%, 3/15/24	776,823
1,035,879	Federal Home Loan Mortgage Corp.,
	4.50%, 10/15/27	1,078,244
57,363	Federal National Mortgage Association,
	4.00%, 8/1/14	60,516
83,580	Federal National Mortgage Association,
	4.00%, 4/1/24	88,175
735,894	Federal National Mortgage Association,
	4.00%, 3/1/25	776,348
2,758,237	Federal National Mortgage Association,
	4.00%, 6/1/26	2,913,311
487,487	Federal National Mortgage Association,
	4.00%, 6/1/26	514,895
970,930	Federal National Mortgage Association,
	3.50%, 7/1/26	1,016,246
470,895	Federal National Mortgage Association,
	4.00%, 7/1/26	497,370
101,950	Federal National Mortgage Association,
	4.50%, 7/1/40	108,574
23,163	Federal National Mortgage Association,
	4.50%, 8/1/40	24,668
836,985	Federal National Mortgage Association,
	4.50%, 8/1/40	890,819
22,012	Federal National Mortgage Association,
	4.50%, 9/1/40	23,442
210,349	Federal National Mortgage Association,
	4.50%, 10/1/40	224,018
663,747	Federal National Mortgage Association,
	4.50%, 2/1/41	706,878
442,970	Federal National Mortgage Association,
	4.50%, 3/1/41	471,754
662,817	Federal National Mortgage Association,
	4.50%, 4/1/41	705,887
24,681	Federal National Mortgage Association,
	4.50%, 4/1/41	26,285

Principal Amount		Value

U.S. Government Agency Obligations — 7.4% (Continued)

$294,953	Federal National Mortgage Association,
	4.50%, 4/1/41	$314,119
424,120	Federal National Mortgage Association,
	4.50%, 4/1/41	451,680
638,417	Government National Mortgage Association,
	5.50%, 1/15/36	717,920
2,116,840	Government National Mortgage Association,
	4.25%, 2/20/37	2,208,568
5,447,801	Government National Mortgage Association,
	5.50%, 8/20/37	6,123,159
1,500,000	Government National Mortgage Association,
	3.00%, 4/16/39	952,346
	Total U.S. Government Agency Obligations
	(Cost $22,569,575)	23,805,637

U.S. Treasury Obligations — 3.5%

246,576	U.S. Treasury Notes, 1.88%, 7/15/13 (1)	257,845
1,000,000	U.S. Treasury Notes, 2.25%, 7/31/18	1,063,594
500,000	U.S. Treasury Notes, 1.38%, 9/30/18	502,696
1,000,000	U.S. Treasury Notes, 3.63%, 2/15/21	1,161,016
1,000,000	U.S. Treasury Notes, 2.13%, 8/15/21	1,025,625
3,000,000	U.S. Treasury Bonds, 6.13%, 11/15/27	4,458,750
1,000,000	U.S. Treasury Bonds, 4.50%, 5/15/38	1,317,812
1,000,000	U.S. Treasury Bonds, 4.38%, 5/15/40	1,299,062
	Total U.S. Treasury Obligations
	(Cost $9,087,381)	11,086,400

Corporate Bonds & Notes — 8.6%

Communications — 1.2%
1,000,000	AT&T, Inc., 2.50%, 8/15/15	1,035,470
2,000,000	BellSouth Corp., 5.20%, 9/15/14	2,210,986
500,000	Time Warner, Inc., 4.70%, 1/15/21	538,360
		3,784,816

Consumer, Non-cyclical — 0.8%
1,000,000	Coca-Cola Enterprises, Inc., 3.50%,
	9/15/20	1,046,350
500,000	JM Smucker Co. (The), 3.50%, 10/15/21	511,524
1,000,000	Medco Health Solutions, Inc., 2.75%,
	9/15/15	1,005,656
		2,563,530

Energy — 0.7%
1,000,000	Halliburton Co., Fixed, 6.15%,
	9/15/19	1,228,681
1,000,000	NextEra Energy Capital Holding, Inc., 2.55%,
	11/15/13	1,017,349
		2,246,030

6	See Notes to Financial Statements.

¢	Value Line Strategic Asset Management Trust

Schedule of Investments (Continued)

December 31, 2011
Principal Amount		Value

Financial — 3.3%
$500,000	Berkshire Hathaway, Inc., 3.75%, 8/15/21	$519,523
500,000	General Electric Capital Corp. MTN,
	3.35%, 10/17/16	520,699
1,000,000	Goldman Sachs Group, Inc. (The), 1.02%,
	3/22/16 (2)	863,158
2,000,000	JPMorgan Chase & Co., 3.45%, 3/1/16	2,031,906
6,000,000	SLM Corp. MTN, 5.01%, 4/1/14 (2)	5,603,520
1,000,000	Wachovia Corp., 0.82%, 6/15/17 (2)	902,102
		10,440,908

Industrial — 2.0%
1,000,000	Burlington Northern Santa Fe LLC,
	3.60%, 9/1/20	1,035,914
1,000,000	Caterpillar, Inc., 3.90%, 5/27/21	1,097,858
1,000,000	Lockheed Martin Corp., 4.25%, 11/15/19	1,063,655
1,000,000	Noble Holding International Ltd., 3.05%,
	3/1/16	1,028,039
1,000,000	Snap-On, Inc., 4.25%, 1/15/18	1,075,739
1,000,000	Tyco International Finance SA, 3.75%,
	1/15/18	1,053,000
		6,354,205

Technology — 0.3%
1,000,000	Hewlett-Packard Co., 2.20%,
	12/1/15	976,543
		976,543

Principal Amount		Value

Utilities — 0.3%
$1,000,000	Commonwealth Edison Co., 4.00%,
	8/1/20	$1,077,214
		1,077,214
	Total Corporate Bonds & Notes
	(Cost $27,157,643)	27,443,246
	Total Investments — 99.0%
	(Cost $215,613,851)	$316,564,826
Cash And Other Assets In Excess Of
Liabilities—1.0%		3,329,539
Net Assets —100.0%		$319,894,365

Net Asset Value Per Outstanding Share
($319,894,365 ÷ 17,272,966 shares outstanding)		$18.52

*	Non-income producing.
(1)	Treasury Inflation-Protection Security (TIPS)
(2)	The rate shown on floating rate securities is the rate at the end of the reporting period. The rate changes monthly.
ADR	American Depositary Receipt.
MTN	Medium Term Note.

See Notes to Financial Statements.	7

¢	Value Line Strategic Asset Management Trust

Statement of Assets and Liabilities

December 31, 2011

ASSETS:
Investment securities, at value (Cost - $215,613,851)	$316,564,826
Cash	1,070,185
Receivable for securities sold	2,137,413
Interest and dividends receivable	591,241
Other	13,331
Prepaid expenses	6,153
Receivable for trust shares sold	4,256
Total Assets	320,387,405
LIABILITIES:
Payable for trust shares redeemed	187,773
Accrued expenses:
Advisory fee	136,183
Service and distribution plan fees	68,108
Directors’ fees and expenses	458
Other	100,518
Total Liabilities	493,040
Net Assets	$319,894,365
NET ASSETS CONSIST OF:
Shares of beneficial interest, at $0.01 par value (authorized unlimited, outstanding 17,272,966 shares)	$172,730
Additional paid-in capital	211,219,490
Undistributed net investment income	2,070,085
Accumulated net realized gain on investments and foreign currency	5,481,143
Net unrealized appreciation of investments and foreign currency translations	100,950,917
Net Assets	$319,894,365
Net Asset Value Per Outstanding Share ($319,894,365 ÷ 17,272,966 shares outstanding)	$18.52

Statement of Operations

For the Year Ended December 31, 2011

INVESTMENT INCOME:
Interest	$2,661,531
Dividends (net of foreign withholding tax of $26,296)	2,442,138
Total Income	5,103,669
Expenses:
Advisory fee	1,717,632
Service and distribution plan fees	1,374,106
Auditing and legal fees	210,391
Trustees' fees and expenses	68,247
Custodian fees	57,426
Insurance	45,542
Printing and postage	30,121
Other	44,462
Total Expenses Before Fees Waived and Custody Credits	3,547,927
Less: Service and Distribution Plan Fees Waived	(515,290)
Less: Custody Credits	(469)
Net Expenses	3,032,168
Net Investment Income	2,071,501
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN EXCHANGE TRANSACTIONS:
Net Realized Gain	13,630,328
Change in Net Unrealized Appreciation/ (Depreciation)	(2,810,531)
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	10,819,797
NET INCREASE IN NET ASSETS FROM OPERATIONS	$12,891,298

8	See Notes to Financial Statements.

¢	Value Line Strategic Asset Management Trust

Statement of Changes in Net Assets

	Years Ended December 31,
	2011	2010

Operations:
Net investment income	$2,071,501	$1,957,140
Net realized gain on investments and foreign currency	13,630,328	7,244,494
Change in net unrealized appreciation/(depreciation)	(2,810,531)	40,490,544
Net increase in net assets from operations	12,891,298	49,692,178

Distributions to Shareholders:
Net investment income	(1,952,250)	(2,802,691)

Trust Share Transactions:
Proceeds from sale of shares	3,975,521	4,560,920
Proceeds from reinvestment of dividends to shareholders	1,952,250	2,802,691
Cost of shares redeemed	(53,617,494)	(60,563,078)
Net decrease in net assets from trust share transactions	(47,689,723)	(53,199,467)

Total Decrease in Net Assets	(36,750,675)	(6,309,980)

NET ASSETS:
Beginning of year	356,645,040	362,955,020
End of year	$319,894,365	$356,645,040

Undistributed net investment income, at end of year	$2,070,085	$1,951,880

See Notes to Financial Statements.	9

¢	Value Line Strategic Asset Management Trust

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

	Years Ended December 31,
	2011	2010		2009	2008	2007
Net asset value, beginning of year	$17.96	$15.72		$14.36	$23.67	$23.16
Income from investment operations:
Net investment income	0.13	0.11		0.14	0.20	0.28
Net gains or (losses) on securities (both realized and unrealized)	0.54	2.27		2.67	(6.44)	3.22
Total from investment operations	0.67	2.38		2.81	(6.24)	3.50
Less distributions:
Dividends from net investment income	(0.11)	(0.14)		(0.17)	(0.30)	(0.24)
Distributions from net realized gains	—	—		(1.28)	(2.77)	(2.75)
Total distributions	(0.11)	(0.14)		(1.45)	(3.07)	(2.99)
Net asset value, end of year	$18.52	$17.96		$15.72	$14.36	$23.67
Total return*	3.68%	15.20%		21.16%	(29.39)%	15.28%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$319,894	$356,645		$362,955	$355,887	$605,133
Ratio of expenses to average net assets(1)	1.03%	1.03	%(3)	1.02%	1.00%	0.95%
Ratio of expenses to average net assets(2)	0.88%	0.84	%(4)	0.87%	0.84%	0.78%
Ratio of net investment income to average net assets	0.60%	0.56%		0.81%	0.82%	1.06%
Portfolio turnover rate	28%	21%		16%	24%	26%

*
Total returns do not reflect the effects of charges deducted under the terms of Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all periods shown.

(1)
Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor. The ratio of expenses to average net assets net of custody credits, but exclusive of the fee waivers would have been 0.99% for the year ended December 31, 2008 and would have been unchanged for the other years shown.

(2)	Ratio reflects expenses net of the custody credit arrangement and net of the waiver of a portion of the service and distribution plan fees by the Distributor.
(3)	Ratio reflects expenses grossed up for the reimbursement by Value Line, Inc. of certain expenses incurred by the Trust.
(4)	Ratio reflects expenses net of the reimbursement by Value Line, Inc. of certain expenses incurred by the Trust.

10	See Notes to Financial Statements.

¢	Value Line Strategic Asset Management Trust

Notes to Financial Statements

December 31, 2011

1.            Significant Accounting Policies

Value Line Strategic Asset Management Trust (the “Trust”) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended, which seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Trust will attempt to achieve its objective by following an asset allocation strategy based on data derived from computer models for the stock and bond markets that shifts the assets of the Trust among equity, debt and money market securities as the models indicate and its investment adviser, EULAV Asset Management (the “Adviser”), deems appropriate.

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Trust in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation

Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value is being determined. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices.

Short-term investments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.

Securities for which market quotations are not readily available or that are not readily marketable and all other assets of the Trust are valued at fair value as the Board of Trustees may determine in good faith. In addition, the Trust may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

The Board of Trustees has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

(B) Fair Value Measurements

The Trust follows fair valuation accounting standards (FASB ASC 820-10) which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access at the measurement date;
•	Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;
•	Level 3 – Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Trust’s investments in securities as of December 31, 2011:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets Common Stocks	$254,229,543	$0	$0	$254,229,543
U.S. Government Agency Obligations	0	23,805,637	0	23,805,637
U.S. Treasury Obligations	0	11,086,400	0	11,086,400
Corporate Bonds & Notes	0	27,443,246	0	27,443,246
Total Investments in Securities	$254,229,543	$62,335,283	$0	$316,564,826

11

¢	Value Line Strategic Asset Management Trust

Notes to Financial Statements (Continued)

December 31, 2011

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-04, “Fair Value Measurements and Disclosures (Topic 820) -Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”). ASU 2011-04 clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements.

Specifically, the guidance specifies that the concepts of highest and best use and valuation premise in a fair value measurement are only relevant when measuring the fair value of nonfinancial assets whereas they are not relevant when measuring the fair value of financial assets and liabilities.

Required disclosures are expanded under the new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. Entities will also be required to disclose the categorization by level of the fair value hierarchy for items that are not measured at fair value in the statement of financial position but for which the fair value is required to be disclosed.

ASU 2011-04 is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Trust is currently assessing the impact of this guidance on its financial statements.

The Trust follows the updated provisions surrounding fair value measurements and disclosures on transfers in and out of all levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy.

For the year ended December 31, 2011, there was no significant transfer activity between Level 1 and Level 2.

For the year ended December 31, 2011, there were no Level 3 investments. Schedule of Investments includes a breakdown of the Schedule’s investments by category.

(C) Repurchase Agreements

In connection with transactions in repurchase agreements, the Trust’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Trust’s policy to mark-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. There were no open repurchase agreements at December 31, 2011.

(D) Federal Income Taxes

It is the policy of the Trust to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.

Management has analyzed the Trust’s tax positions taken on federal and state income tax returns for all open tax years (fiscal years ended December 31, 2008 through December 31, 2011), and has concluded that no provision for federal or state income tax is required in the Trust’s financial statements. The Trust’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(E) Dividends and Distributions

It is the Trust’s policy to distribute to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Trust, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Trust at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board of Trustees.

(F) Securities Transactions and Income

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

The Trust may invest in Treasury Inflation-Protection Securities (TIPS). The principal value and interest payout of TIPS are periodically adjusted according to the rate of the inflation based on the Consumer Price Index. The adjustments for principal and income due to inflation are reflected in interest income in the Statement of Operations.

12

¢	Value Line Strategic Asset Management Trust

Notes to Financial Statements (Continued)

December 31, 2011

(G) Foreign Currency Translation

The books and records of the Trust are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. The Trust does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Trust, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/loss on investments and change in net unrealized appreciation/depreciation on investments.

(H) Representations and Indemnifications

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

(I) Accounting for Real Estate Investment Trusts

The Trust owns shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.

(J) Foreign Taxes

The Trust may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Trust will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(K) Subsequent Events

Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued, and except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

2.           Trust Share Transactions, Dividends and Distributions

Shares of the Trust are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in shares of beneficial interest in the Trust were as follows:
	Year Ended	Year Ended
	December 31, 2011	December 31, 2010
Shares sold	212,856	280,511
Shares issued in reinvestment of dividends and distributions	100,580	173,541
Shares redeemed	(2,901,775)	(3,685,287)
Net decrease	(2,588,339)	(3,231,235)
Dividends per share from net investment income	$0.1059	$0.1350

3.           Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:
Year Ended
December 31, 2011
PURCHASES:
U.S. Treasury & Government Agency Obligations	$28,096,588
Other Investment Securities	65,494,093
Total Purchases	$93,590,681
SALES:
U.S. Treasury & Government Agency Obligations	$43,427,725
Other Investment Securities	62,608,603
Total Sales	$106,036,328

13

¢	Value Line Strategic Asset Management Trust

Notes to Financial Statements (Continued)

December 31, 2011

4. Income Taxes

At December 31, 2011, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$215,613,851
Gross tax unrealized appreciation	$104,597,977
Gross tax unrealized depreciation	($3,647,002)
Net tax unrealized appreciation on investments	$100,950,975
Undistributed ordinary income	$2,070,708
Undistributed long-term gain	$5,676,400

During the year ended December 31, 2011, as permitted under federal income tax regulations, the Trust elected to defer $624 of late year ordinary losses and $195,258 of post-October net short-term capital losses to the next taxable year and utilized $8,150,232 of capital loss carryforwards.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by the President. Under the Act, net capital losses recognized by the Trust after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to this Act, pre-enactment net capital losses incurred by the Trust were carried forward for eight years and treated as short-term losses. The Act requires under the transition that post-enactment net capital loses are used before pre-enactment net capital losses.

The tax composition of distributions to shareholders for the years ended December 31, 2011 and December 31, 2010 were as follows:

	2011	2010
Ordinary income	$1,952,250	$2,802,691

Permanent book/tax differences relating to the current year were reclassified within the composition of the net asset accounts. The Trust decreased undistributed net investment income by $1,046 and increased accumulated realized gain by $1,046. Net assets are not affected by these reclassifications.

These reclasses are primarily due to differing treatments of foreign currency translation for tax purposes.

5.            Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of $1,717,632 was paid or payable to EULAV Asset Management (the “Adviser”) for the year ended December 31, 2011. This was computed at an annual rate of 0.50% of the average daily net assets of the Trust during the year and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Trust. The Adviser also provides persons, satisfactory to the Trust’s Board of Trustees, to act as officers and employees of the Trust and pays their salaries.

The Trust has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Trust’s shares and for servicing the Trust’s shareholders at an annual rate of 0.40% of the Trust’s average daily net assets. For the year ended December 31, 2011, fees amounting to $1,374,106, before fee waivers, were accrued under the Plan. Effective May 23, 2006, the Distributor voluntarily waived 0.15% of the 12b-1 fee. Effective May 1, 2007 through April 30, 2012, the Distributor contractually agreed to reduce the fee under the Plan by 0.15% for one year periods. For the year ended December 31, 2011, the fees waived amounted to $515,290. The Distributor has no right to recoup previously waived amounts.

For the year ended December 31, 2011, the Trust’s expenses were reduced by $469 under a custody credit arrangement with the custodian.

Direct expenses of the Trust are charged to the Trust while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Trust bears all other costs and expenses.

Certain officers and a Trustee of the Adviser are also officers and a Trustee of the Trust.

14

¢	Value Line Strategic Asset Management Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Value Line Strategic Asset Management Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Strategic Asset Management Trust (the “Trust”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “ financial statements”) are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

February 17, 2012

15

¢	Value Line Strategic Asset Management Trust

Annual Report (unaudited)

FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE OF
THE INVESTMENT ADVISORY AGREEMENT
FOR VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of Value Line Strategic Asset Management Trust (the “Trust”), as that term is defined in the 1940 Act (the “Independent Trustees”), to annually consider the continuance of the Trust’s investment advisory agreement (“Agreement”) with its investment adviser, EULAV Asset Management.1

In considering whether the continuance of the Agreement was in the best interests of the Trust and its shareholders, the Board requested and the Adviser provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement, the Independent Trustees met in executive sessions separately from the non-Independent Trustee of the Trust and any officers of the Adviser. In selecting the Adviser and approving the continuance of the Agreement, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees.

Both in the meeting that specifically addressed the continuance of the Agreement and at other meetings, the Board, including the Independent Trustees, received materials relating to the Adviser’s investment and management services under the Agreement. These materials included information on: (i) the investment performance of the Trust, compared to a peer group of funds consisting of the Trust and all mixed-asset target allocation growth funds underlying variable insurance products regardless of asset size or primary channel of distribution (the “Performance Universe”), and its benchmark index, each as classified by Lipper Inc., an independent evaluation service (“Lipper”); (ii) the investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements for the Trust; (iii) sales and redemption data with respect to the Trust; (iv) the general investment outlook in the markets in which the Trust invests; (v) arrangements with respect to the distribution of the Trust’s shares; (vi) the allocation and cost of the Trust’s brokerage (none of which was effected through any affiliate of the Adviser); and (vii) the overall nature, quality and extent of services provided by the Adviser.

As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Agreement. In a separate executive session, the Independent Trustees reviewed information, which included data comparing: (i) the Trust’s management fee rate, transfer agent and custodian fee rates, service fee (including 12b-1 fees) rates, and the rate of the Trust’s other non-management fees, to those incurred by a peer group of funds consisting of the Trust and 9 other mixed-asset target allocation growth funds underlying variable insurance products (excluding outliers), as selected objectively by Lipper (“Expense Group”), and a peer group of funds consisting of the Trust, the Expense Group and all other mixed-asset target allocation growth funds underlying variable insurance products (excluding outliers), as selected objectively by Lipper (“Expense Universe”); (ii) the Trust’s expense ratio to those of its Expense Group and Expense Universe; and (iii) the Trust’s investment performance over various time periods to the average performance of the Performance Universe as well as the appropriate Lipper Index, as selected objectively by Lipper (the “Lipper Index”).

In the separate executive session, the Independent Trustees also reviewed information regarding: (a) the financial results and condition of the Adviser both before and after its restructuring on December 23, 2010,2 and the Adviser’s and certain of its affiliates’ profitability from the services that have been performed for the Trust and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser, including representations of VLI that it does not “control” (as that term is defined in the 1940 Act) either the Adviser or Value Line Securities, Inc. (the “Distributor”) after the restructuring; and (d) the Trust’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the Expense Group, the Expense Universe and the Performance Universe to prepare its information.

1
For periods prior to December 23, 2010, the term “Adviser” means the Adviser’s predecessor entities that previously served as the Trust’s adviser, EULAV Asset Management, LLC and Value Line, Inc. (“VLI”).  In accordance with the 1940 Act, the Agreement had a two-year initial term ending December 2012. Nevertheless, the Board determined to consider the Agreement’s continuance annually and undertook that review in June 2011.

2
On December 23, 2010, the Adviser was restructured as a Delaware statutory trust and renamed EULAV Asset Management.  It had formerly been organized as a limited liability company named EULAV Asset Management, LLC.

16

¢	Value Line Strategic Asset Management Trust

Annual Report (unaudited)

The following summarizes matters considered by the Board in connection with its continuance of the Agreement. However, the Board did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

Investment Performance. The Board reviewed the Trust’s overall investment performance and compared it to its Performance Universe and the Lipper Index. The Board noted that the Trust outperformed the Performance Universe average and the Lipper Index for the one-year, three-year, five-year and ten-year periods ended March 31, 2011.

The Adviser’s Personnel and Methods. The Board reviewed the background of the portfolio managers responsible for the daily management of the Trust’s portfolio, seeking to achieve the Trust’s investment objective and adhering to the Trust’s investment strategies. The Independent Trustees also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Trust’s investment operations. The Board viewed favorably (i) the Adviser’s commitment of resources to acquire analytic tools in support of the portfolio management and compliance functions, (ii) actions taken by the Adviser to attract and retain personnel, including improvements to the Adviser’s employee benefit programs and increased merit-based compensation for certain staff members, and (iii) that the Adviser continues to receive the Value Line ranking systems without cost. The Board concluded that the Trust’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.

Management Fee and Expenses. The Board considered the Adviser’s fee rate under the Agreement relative to the management fee rates applicable to the funds in the Expense Group and Expense Universe averages, both before and after applicable fee waivers. The Board noted that, for the most recent fiscal year for which audited financial data is available, the Trust’s management fee rate was less than that of the Expense Group average and the Expense Universe average, both before and after giving effect to fee waivers applicable to certain funds in the Expense Group and Expense Universe. The Board concluded that the Trust’s management fee rate was satisfactory for the purpose of approving continuance of the Agreement.

The Board also considered the Trust’s total expense ratio relative to its Expense Group and Expense Universe averages. The Board noted that the Distributor and the Board previously agreed that the Distributor would contractually waive a portion of the Trust’s Rule 12b-1 fee, effectively reducing the Fund’s Rule 12b-1 fee rate from 0.40% to 0.25% of the Trust’s average daily net assets for the one-year period ended April 30, 2011 and that the Distributor and the Board have currently agreed to extend this contractual Rule 12b-1 fee waiver through April 30, 2012. Such waiver cannot be changed during the contractual waiver period without the Board’s approval. The Board noted that, for the most recent fiscal year for which audited financial data is available, the Trust’s expense ratio was less than that of the Expense Group average and the Expense Universe average, after giving effect to fee waivers applicable to the Trust and certain funds in the Expense Group and Universe. The Board concluded that the average expense ratio was satisfactory for the purpose of approving continuance of the Agreement.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the additional resources devoted by the Adviser to enhance its and the Trust’s overall compliance program as well as steps being undertaken to enhance the shareholders’ experience with the Trust, such as a more robust website. The Board reviewed the services provided by the Adviser and its affiliates in supervising the Trust’s third party service providers. Based on this review, the Board concluded that the nature, quality, cost, and extent of such other services provided by the Adviser and its affiliates were satisfactory, reliable and beneficial to the Trust’s shareholders.

Profitability. The Board considered the level of profitability of the Adviser and its affiliates with respect to the Trust individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring and certain actions taken during prior years. These actions included the reduction (voluntary in some instances and contractual in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and its affiliates with respect to the Trust, including the financial results derived from the Trust’s Agreement, were within a range the Board considered reasonable.

17

¢	Value Line Strategic Asset Management Trust

Annual Report (unaudited)

          Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Trust. The Board concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Trust.

          Economies of Scale. The Board considered that, given the current and anticipated size of the Trust, any perceived and potential economies of scale were not yet a significant consideration for the Trust and that the addition of break points to the fee structure was not currently necessary.

          Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser and its Affiliates. The Board was informed by the Adviser that the Adviser does not manage any non-mutual fund account that has similar objectives and policies as those of the Trust.

          Conclusion. The Board examined the totality of the information it was provided at the meeting specifically addressing approval of the Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which the Trust pays a management fee to the Adviser under the Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that the Trust’s Agreement, and the management fee rate thereunder, is fair and reasonable and voted to continue the Agreement as in the best interest of the Trust and its shareholders.

18

¢	Value Line Strategic Asset Management Trust

Federal Tax Status of Distribution (Unaudited)

          For corporate taxpayers, 64.44% of the ordinary income distribution paid during the calendar year 2011, qualifies for the corporate dividends received deductions.

          During the calendar year 2011, 91.95% of the ordinary income distribution is treated as qualified dividends.

Form N-Q

          The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

          A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Trust voted these proxies for the 12-month period ended June 30 is available through the Trust’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

19

¢	Value Line Strategic Asset Management Trust

Management Information

          The business and affairs of the Trust are managed by the Trust’s officers under the direction of the Board of Trustees. The following table sets forth information on each Trustee and Officer of the Trust. Each Trustee serves as a director or trustee of each of the 13 Value Line Funds. Each Trustee serves until his or her successor is elected and qualified.

Name, Address, and YOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Trustee

Interested Trustee*

Mitchell E. Appel YOB: 1970	Trustee	Since 2010
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010 and from September 2005 to November 2007; Director from February 2010 to December 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.
None

Non-Interested Trustees

Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 YOB: 1956	Trustee	Since 2008	President, Meridian Fund Advisers LLC. (consultants) since April 2009; General Counsel, Archery Capital LLC (private investment fund) until April 2009.	Burnham Investors Trust, since 2004 (4 funds).

Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 YOB: 1931	Trustee	Since 1993
Professor of History, Williams College, (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President, (1985-1994); Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None

David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 YOB: 1935	Trustee	Since 1997	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).	None

Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 YOB: 1939	Trustee	Since 1983	Chairman, Institute for Political Economy.	None

Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 YOB: 1949	Trustee	Since 1996	Senior Financial Adviser, Veritable L.P. (Investment Adviser)	None

Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 YOB: 1954	Trustee (Lead Independent Trustee since 2010)	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management (2005-2007); Managing Director, Weiss, Peck and Greer, (1995-2005).	None

20

¢	Value Line Strategic Asset Management Trust

Management Information (Continued)

Name, Address, and YOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Trustee

Officers

Mitchell E. Appel YOB: 1970	President	Since 2008
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line from April 2008 to December 2010 and from September 2005 to November 2007; Director from February 2010 to December 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.

Michael J. Wagner YOB: 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer of Value Line Funds since June 2009; President of Northern Lights Compliance Service LLC (formerly Fund Compliance Services, LLC (2006 - present)) and Senior Vice President (2004 - 2006) and President and Chief Operations Officer (2003-2006) of Gemini Fund Services, LLC; Director of Constellation Trust Company until 2008.

Emily D. Washington YOB: 1979	Treasurer and Secretary	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since August 2008 and secretary since 2010; Associate Director of Mutual Fund Accounting at Value Line until August 2008.

          The Trust’s Statement of Additional Information (SAI) includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-800-243-2729.

*	Mr. Appel is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Adviser and Distributor.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 7 Times Square, New York, NY 10036.

21

Item 2.  Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and  principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.  Audit Committee Financial Expert.

(a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

                            (2) The Registrant’s Board has designated Daniel S. Vandivort, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Vandivort is an independent director who has served as President, Chief Investment Officer to Weis, Peck and Greer/Robeco Investment Management.  He has also previously served as Managing Director for Weis, Peck and Greer (1995-2005).

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services

            (a) Audit  Fees 2011 - $72,256

            (b) Audit-Related fees – None.

            (c) Tax Preparation Fees 2011 -$35,647

            (d) All Other Fees – None

            (e) (1)  Audit Committee Pre-Approval Policy. All services to be performed for the Registrant  by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

             (e) (2) Not applicable.

             (f) Not applicable.

             (g) Aggregate Non-Audit Fees 2011 -$2,400

             (h) Not applicable.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

 (2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	March 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	March 6, 2012